VALIC COMPANY II

International Small Cap Equity Fund

Supplement to the Summary Prospectus dated January 1, 2011

At a meeting held on October 24-25, 2011, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of PineBridge Investments LLC (“PineBridge”) as the sub-adviser to the International Small Cap Equity Fund (“International Small Cap”) and the appointment of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). At the meeting, the Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and UBS Global AM (the “Sub-Advisory Agreement”) to specifically include International Small Cap, referred to as the “Fund.”

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Sub-Advisory Agreement will be on or about December 5, 2011 (the “Effective Date”). The following change will take place upon the Effective Date:

The “Investment Adviser” section of the Fund Summary is amended to delete PineBridge as a sub-adviser of the Fund, to reflect the addition of “UBS Global Asset Management (Americas) Inc.” as a sub-adviser to the Fund and the addition of the following portfolio manager:

Name	Portfolio Manager of the Fund Since	Title
Vincent Willyard	2011	Portfolio Manager

Date: October 26, 2011